THIRD AVENUE FUNDS

                             THIRD AVENUE VALUE FUND
                       THIRD AVENUE SMALL-CAP VALUE FUND
                      THIRD AVENUE REAL ESTATE VALUE FUND
                     THIRD AVENUE INTERNATIONAL VALUE FUND

                       Supplement dated December 23, 2003
                     to Prospectus dated February 28, 2003

On October 29, 2003, the Board of Trustees of Third Avenue Trust authorized the institution of a redemption fee of 1% for shares held by an investor for sixty
(60) days or less for the Third Avenue Value Fund, to be effective for shares purchased on or after January 1, 2004.


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION UNDER THE HEADING "EARLY REDEMPTION FEE" FOUND IN THE "HOW TO REDEEM SHARES" SECTION BEGINNING ON PAGE 21.

EARLY REDEMPTION FEE


For Third Avenue Value Fund*, if you redeem or exchange shares which you have held sixty (60) days or less, a fee will be assessed and retained by the Fund to defray transaction and other expenses for the benefit of the remaining shareholders according to the following schedule:

      Days Since                                      Redemption Fee
       Purchase                              (as a % of current net asset value)
       --------                              -----------------------------------
      60 or less                                           1.00%
      Thereafter                                           None

* The redemption and exchange fee for shares of Third Avenue Value Fund applies only to shares purchased on or after January 1, 2004.


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For Third Avenue Real Estate Value Fund or Third Avenue Small-Cap Value Fund, if
you redeem or exchange shares which you have held less than twelve months, a fee will be assessed and retained by the respective Fund to defray transaction and other expenses for the benefit of the remaining shareholders according to the following schedule:

     Months Since                                      Redemption Fee
       Purchase                              (as a % of current net asset value)
       --------                              -----------------------------------
        Twelve                                             1.00%
      Thereafter                                           None

For Third Avenue International Value Fund, if you redeem or exchange shares which you have held less than twelve months, a fee will be assessed and retained by the Fund to defray transaction and other expenses for the benefit of the remaining shareholders according to the following schedule:

     Months Since                                      Redemption Fee
       Purchase                              (as a % of current net asset value)
       --------                              -----------------------------------
        Twelve                                             2.00%
      Thereafter                                           None

The early redemption fee applied to each Fund is intended to defray transaction and other expenses caused by early redemptions. The fee is not a deferred sales charge, is not a commission paid to the Adviser, and does not benefit the Adviser in any way. These Funds reserve the right to modify the terms of, or terminate, this fee at any time. The fee applies to redemptions from these Funds and exchanges to other Third Avenue Funds, but not to dividend or capital gains distributions which have been automatically reinvested in these Funds.

The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For these purposes and without regard to the shares actually redeemed, shares will be treated as redeemed as follows for the Third Avenue Value Fund: first, reinvestment shares; second, purchased shares held more than sixty (60) days; and third, purchased shares held for sixty (60) days or less. For these purposes and without regard to the shares actually redeemed, shares will be treated as redeemed as follows for the Third Avenue Real Estate Value Fund, Third Avenue Small-Cap Value Fund or Third Avenue International Value Fund: first, reinvestment shares; second, purchased shares held twelve months or more; and third,


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purchased  shares  held for less than twelve  months.  No fee will be payable by shareholders (i) who are omnibus or similar account customers of certain fund-approved broker-dealers and other institutions that do not have programs in place to deduct the redemption fee on a look through basis, or who are in the process of implementing such programs and are actively working with the Funds to prevent short term trading, or (ii) in certain hardship situations approved by the Trust such as death or disability.

THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "INTER-FUND EXCHANGE PRIVILEGE" FOUND IN THE "HOW TO EXCHANGE SHARES" SECTION ON PAGE 22.

INTER-FUND EXCHANGE PRIVILEGE

You may exchange shares of one Fund of the Trust for shares of another Fund of the Trust, in writing or by telephone, at net asset value per share (NAV) without the payment of any fee or charge, except that a fee will be applicable upon the following: the exchange of shares of Third Avenue Value Fund that you held for sixty days (60) or less, or the exchange of shares of Third Avenue Real Estate Value Fund, Third Avenue Small-Cap Value Fund or Third Avenue International Value Fund that you held for less than one year. See "How to Redeem Shares -- Early Redemption Fee" for details. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes. If you want to use this exchange privilege, you should elect the service on your account application.

If the Funds or their designees receives exchange instructions in writing or by telephone at (800) 443-1021, in proper form by the valuation time on any business day, the exchange will be effected that day. For an exchange request to be in proper form, it must include your name as it appears on the account, the account number, the amount to be exchanged, the names of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required.

THE INFORMATION BELOW SUPPLEMENTS THE INFORMATION UNDER THE HEADING "THE INVESTMENT ADVISER" FOUND IN THE "MANAGEMENT OF THE FUNDS" SECTION ON PAGE 15.

The Adviser may compensate out of its own resources certain intermediaries for shareholder servicing and/or distribution services in connection with sales of shares of the Funds.


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THE  INFORMATION  BELOW  SUPPLEMENTS  AND  REPLACES  ANY  CONTRARY   INFORMATION
CONTAINED IN THE PROSPECTUS.

Effective December 23, 2003, the bank information for wire purchases has changed. Please send all future Federal wires for purchases of Third Avenue Funds to:

         PNC Bank
         ABA No. 031000053
         Account No. 8606905986
         Credit: (Name of Fund)
         FBO: (Shareholder name and account number)

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.